U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report March 9, 2005.

MOUNTAIN BANK HOLDING COMPANY

(exact name of registrant as specified in its charter)

Washington	0-28394	91-1602736
(State or other jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification Number)

501 Roosevelt Avenue, PO Box 98, Enumclaw, WA	98022
(address of principal executive offices)	(zip code)

Registrant’s telephone number: (360) 825-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 3, 2005, the Boards of Directors of Mountain Bank Holding Company (the “Company”) and of Mt. Rainier National Bank (the “Bank”), the wholly owned subsidiary of the Company, approved the amendment of certain provisions of Executive Supplemental Compensation Agreements (the “Agreements”) into which the Company and the Bank had entered with certain executive officers of the Company and/or the Bank (the “Participants”). The Company, the Bank and each of the Participants have executed amended Agreements.

The amendments address certain provisions of the Agreements relating to voluntary termination of employment, and provide that, with specified exceptions, a Participant who terminates his or her employment by voluntary resignation prior to the early retirement age specified in the Agreement will forfeit all rights and benefits under the Agreement. All other terms of the Agreements remain in full force and effect.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

b) On January 21, 2005, McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, advised the Company’s management of its belief that errors in previously filed financial statements pertaining to the accrual of costs associated with certain executive retirement plans required correction as addressed in Accounting Principles Board Opinion No. 20. Following a review of the matter in consultation with McGladrey & Pullen, LLP, the Company’s Audit Committee and Board of Directors concluded on March 3, 2005 that the Company’s previously filed financial statements for fiscal years 2002 and 2003 and the first three interim periods of 2004 should be restated.

McGladrey & Pullen, LLP advised the Company that the Company’s deferred compensation liability accrual in connection with the executive retirement plans, which were adopted in January 2002, had been incorrectly calculated in financial statements contained in the Company’s Annual Reports on Form 10-KSB for the fiscal years ended December 31, 2002 and 2003, and in Quarterly Reports on Form 10-Q for the periods ended September 30, 2004, June 30, 2004 and March 31, 2004. These previously issued financial statements, as well as those contained in Forms 10-QSB in the fiscal years ended December 31, 2002 and 2003 should no longer be relied upon. Historically, based on data furnished by an outside service provider, the Company had accrued the deferred compensation expense to the retirement ages of the plan participants. The plans contain provisions regarding early retirement at a reduced benefit amount, and McGladrey & Pullen, LLP advised the Company that under applicable accounting principles the deferred compensation liability should be accrued to the early retirement date at the reduced benefit amounts for each participant.

The Company’s Audit Committee and Board of Directors have discussed the accounting issues described above with McGladrey & Pullen, LLP, and have been informed of McGladrey & Pullen LLP’s determinations and discussed the necessary changes in the Quarterly and Annual Reports referred to above with the Chief Financial Officer.

The cumulative effect of the restatement through December 31, 2002, December 31, 2003 and September 31, 2004 will be an increase in the deferred compensation liability balance of $207,460, $233,399 and $198,056, respectively. Compensation expense for the fiscal year ended December 31, 2002 and 2003 and the nine-month period ended September 30, 2004 will increase $207,460, $233,399 and $198,056, respectively. Income tax expense will decrease for 2002, 2003 and the nine-month period ended September 30, 2004 by $70,537, $79,356 and $67,339, respectively. Net income for the fiscal years ended December 31, 2002 and 2003, and the nine-month period ended September 30, 2004 will decrease by $136,923 or $.06 per diluted share, $154,043 or $.06 per diluted share, and $130,717 or $.06 per diluted share, respectively.

This Form 8-K restates certain financial information relative to fiscal years 2002 and 2003 and the financial statements contained in Quarterly Reports on Forms 10-Q for the periods ended September 31, 2004, June 30, 2004 and March 31, 2004.

The Company currently anticipates filing a Form 10-K for the fiscal year ended December 31, 2004 in early March, 2005, which will also restate financial statements for the fiscal years ended December 31, 2003 and 2002.

The Company has provided to McGladrey & Pullen, LLP, a copy of the disclosures it is making in response to this Item 4.02 and has requested that McGladrey & Pullen, LLP furnish the Company with a letter addressed to the Securities and Exchange Commission with respect to McGladrey & Pullen, LLP’s agreement with the disclosures contained herein. The Company received such letter from McGladrey & Pullen, LLP on March 9, 2005. A copy of the letter is attached hereto as Exhibit 7.01 to this Current Report on Form 8-K.

The financial impact of the adjustments described above for the periods presented is as follows:

Consolidated Statement of Condition

Summary of Restatement Impacts

Fiscal Year Ending December 31, 2002

(in thousands, except per share data)

As of December 31, 2002	As Reported	Adjustments	As Restated
Assets
Cash and due from banks	$1,522		1,522
Interest bearing deposits at other financial institutions	17,886		17,886
Securities available for sale	29,562		29,562
Federal Home Loan Bank and Federal Reserve Bank Stock, at cost	671		671
Loans held for sale	2,871		2,871

Loans	82,261		82,261
Allowance for credit losses	852		852
Net Loans	81,409		81,409

Premises and equipment	4,890		4,890
Foreclosed real estate	151		151
Accrued interest receivable	601		601
Bank owned life insurance	3,205		3,205
Other Assets	406	70	476

Total assets	$143,174	$70	143,244

Liabilities
Deposits:
Demand, non-interest bearing	$19,819		19,819
Savings	60,361		60,361
Time	46,831		46,831
Total Deposits	127,011	—	127,011

Accrued interest payable	205		205
Note payable	36		36
Other liabilities	381	207	588

Total liabilities	127,633	207	127,840

Commitments and Contingencies	—		—

Shareholders’ Equity
Common stock (no par value); authorized 10,500,000 shares; issued and outstanding: 2002 - 2,146,813; 2001 - 2,067,401	1,073		1,073
Additional paid-in capital	9,472		9,472
Retained earnings	4,626	(137)	4,489
Accumulated other comprehensive income	370		370
Total shareholders’ equity	15,541	(137)	15,404

Total liabilities and shareholders’ equity	$143,174	$70	143,244

Consolidated Statements of Income

Summary of Restatement Impacts

Fiscal Year Ending December 31, 2002

(in thousands, except per share data)

For the twelve months ended December 31, 2002	As Reported	Adjustments	As Restated
Interest Income
Loans	$6,590		$6,590
Deposits in banks	230		230
Investment income:
Taxable	1,307		1,307
Tax exempt	18		18
Dividends on stock	24		24
Total interest income	8,169	—	8,169

Interest Expense
Deposits	2,560		2,560
Note payable	3		3
Total interest expense	2,563	—	2,563

Net interest income	5,606	—	5,606

Provision for Credit Losses	360	—	360

Net interest income after provision for credit losses	5,246	—	5,246

Non-Interest Income
Service charges on deposit accounts	552		552
Gains on mortgage loans sold	340		340
Gains on sales of securities available for sale—net	29		29
Bank owned life insurance income	174		174
Other	256		256
Total non-interest income	1,351	—	1,351

Non-Interest Expense
Salaries and employee benefits	2,869	207	3,076
Occupancy	256		256
Equipment	434		434
Other	1,390		1,390
Total non-interest expenses	4,949	207	5,156

Income before income taxes	1,648	(207)	1,441

Income Taxes	496	(70)	426

Net income	$1,152	$(137)	$1,015

Earnings Per Share
Basic	$0.55	$(0.07)	$0.48
Diluted	0.52	(0.06)	0.46

Average Shares
Basic	2,111,819	—	2,111,819
Diluted	2,195,058	—	2,195,058

Consolidated Statement of Condition

Summary of Restatement Impacts

Fiscal Year Ending December 31, 2003

(in thousands, except per share data)

As of December 31, 2003	As Reported	Adjustments	As Restated
Assets
Cash and due from banks	$1,641		1,641
Interest bearing deposits at other financial institutions	13,920		13,920
Securities available for sale	32,290		32,290
Federal Home Loan Bank and Federal Reserve Bank Stock, at cost	693		693
Loans held for sale	0		—

Loans	98,744		98,744
Allowance for credit losses	1,101		1,101
Net Loans	97,643		97,643

Premises and equipment	5,586		5,586
Foreclosed real estate	140		140
Accrued interest receivable	656		656
Bank owned life insurance	3,358		3,358
Other Assets	349	149	498

Total assets	$156,276	$149	156,425

Liabilities
Deposits:
Demand, non-interest bearing	$23,756		23,756
Savings	66,720		66,720
Time	48,299		48,299
Total Deposits	138,775	—	138,775

Accrued interest payable	159		159
Note payable	34		34
Other liabilities	413	440	853

Total liabilities	139,381	440	139,821

Commitments and Contingencies	—		—

Shareholders’ Equity
Common stock (no par value); authorized 10,500,000 shares; issued and outstanding: 2003 - 2,176,677; 2002 - 2,146,813	1,088		1,088
Additional paid-in capital	9,655		9,655
Retained earnings	6,002	(291)	5,711
Accumulated other comprehensive income	150		150
Total shareholders’ equity	16,895	(291)	16,604

Total liabilities and shareholders’ equity	$156,276	$149	156,425

Consolidated Statements of Income

Summary of Restatement Impacts

Fiscal Year Ending December 31, 2003

(in thousands, except per share data)

For the twelve months ending December 31, 2003	As Reported	Adjustments	As Restated
Interest Income
Loans	$7,275		$7,275
Deposits in banks	177		177
Investment income:
Taxable	940		940
Tax exempt	16		16
Dividends on stock	49		49
Total interest income	8,457	—	8,457

Interest Expense
Deposits	1,918		1,918
Note payable	3		3
Total interest expense	1,921	—	1,921

Net interest income	6,536	—	6,536

Provision for Credit Losses	385	—	385

Net interest income after provision for credit losses	6,151	—	6,151

Non-Interest Income
Service charges on deposit accounts	572		572
Gains on mortgage loans sold	614		614
Gains on sales of securities available for sale—net	—		—
Bank owned life insurance income	153		153
Other	276		276
Total non-interest income	1,615	—	1,615

Non-Interest Expense
Salaries and employee benefits	3,395	233	3,628
Occupancy	330		330
Equipment	535		535
Other	1,507		1,507
Total non-interest expenses	5,767	233	6,000

Income before income taxes	1,999	(233)	1,766

Income Taxes	623	(79)	544

Net income	$1,376	$(154)	$1,222

Earnings Per Share
Basic	$0.64	$(0.07)	$0.57
Diluted	0.61	(0.06)	0.55

Average Shares
Basic	2,155,914	—	2,155,914
Diluted	2,240,437	—	2,240,437

Consolidated Statement of Condition

Summary of Restatement Impacts

Three Months Ending March 31, 2004

(in thousands, except per share data)

As of March 31, 2004	As Reported	Adjustments	As Restated
Assets
Cash and due from banks	$1,697		1,697
Interest bearing deposits at other financial institutions	15,988		15,988
Securities available for sale	33,854		33,854
Federal Home Loan Bank and Federal Reserve Bank Stock, at cost	698		698
Loans held for sale	852		852

Loans	101,688		101,688
Allowance for credit losses	1,167		1,167
Net Loans	100,521		100,521

Premises and equipment	5,492		5,492
Foreclosed real estate	139		139
Accrued interest receivable	606		606
Bank owned life insurance	3,700		3,700
Other Assets	286	171	457

Total assets	$163,833	$171	164,004

Liabilities
Deposits:
Demand, non-interest bearing	$24,150		24,150
Savings	69,531		69,531
Time	52,250		52,250
Total Deposits	145,931	—	145,931

Accrued interest payable	156		156
Note payable	34		34
Other liabilities	581	506	1,087

Total liabilities	146,702	506	147,208

Commitments and Contingencies	—		—

Shareholders’ Equity
Common stock (no par value); authorized 10,500,000 shares; issued and outstanding: 2004 - 2,188,127; 2003 - 2,176,677	1,094		1,094
Additional paid-in capital	9,721		9,721
Retained earnings	6,051	(335)	5,716
Accumulated other comprehensive income	265		265
Total shareholders’ equity	17,131	(335)	16,796

Total liabilities and shareholders’ equity	$163,833	$171	164,004

Consolidated Statements of Income

Summary of Restatement Impacts

Three Months Ending March 31, 2004

(in thousands, except per share data)

For the three months ending March 31, 2004	As Reported	Adjustments	As Restated
Interest Income
Loans	$1,836		$1,836
Deposits in banks	41		41
Investment income:
Taxable	250		250
Tax exempt	2		2
Dividends on stock	5		5
Total interest income	2,134	—	2,134

Interest Expense
Deposits	451		451
Note payable	1		1
Total interest expense	452	—	452

Net interest income	1,682	—	1,682

Provision for Credit Losses	69	—	69

Net interest income after provision for credit losses	1,613	—	1,613

Non-Interest Income
Service charges on deposit accounts	145		145
Gains on mortgage loans sold	46		46
Gains on sales of securities available for sale—net	12		12
Bank owned life insurance income	41		41
Other	60		60
Total non-interest income	304	—	304

Non-Interest Expense
Salaries and employee benefits	903	66	969
Occupancy and equipment	228		228
Other	404		404
Total non-interest expenses	1,535	66	1,601

Income before income taxes	382	(66)	316

Income Taxes	115	(22)	93

Net income	$267	$(44)	$223

Earnings Per Share
Basic	$0.12	$(0.02)	$0.10
Diluted	0.12	(0.02)	0.10

Average Shares
Basic	2,181,069	—	2,181,069
Diluted	2,254,009	—	2,254,009

Consolidated Statement of Condition

Summary of Restatement Impacts

Six Months Ending June 30, 2004

(in thousands, except per share data)

As of June 30, 2004	As Reported	Adjustments	As Restated
Assets
Cash and due from banks	$1,562		1,562
Interest bearing deposits at other financial institutions	10,041		10,041
Securities available for sale	36,730		36,730
Federal Home Loan Bank and Federal Reserve Bank Stock, at cost	702		702
Loans held for sale	571		571

Loans	109,571		109,571
Allowance for credit losses	1,230		1,230
Net Loans	108,341		108,341

Premises and equipment	5,504		5,504
Foreclosed real estate	137		137
Accrued interest receivable	636		636
Bank owned life insurance	3,742		3,742
Other Assets	270	193	463

Total assets	$168,236	$193	168,429

Liabilities
Deposits:
Demand, non-interest bearing	$26,278		26,278
Savings	68,786		68,786
Time	54,495		54,495
Total Deposits	149,559	—	149,559

Accrued interest payable	170		170
Note payable	33		33
Other liabilities	482	572	1,054

Total liabilities	150,244	572	150,816

Commitments and Contingencies	—		—

Shareholders’ Equity
Common stock (no par value); authorized 10,500,000 shares; issued and outstanding: 2004 - 2,249,768; 2003 - 2,176,677	1,125		1,125
Additional paid-in capital	10,559		10,559
Retained earnings	6,476	(379)	6,097
Accumulated other comprehensive income	(168)		(168)
Total shareholders’ equity	17,992	(379)	17,613

Total liabilities and shareholders’ equity	$168,236	$193	168,429

Consolidated Statements of Income

Summary of Restatement Impacts

Six Months Ending June 30, 2004

(in thousands, except per share data)

For the six months ending June 30, 2004	As Reported	Adjustments	As Restated
Interest Income
Loans	$3,856		$3,856
Deposits in banks	67		67
Investment income:
Taxable	512		512
Tax exempt	4		4
Dividends on stock	10		10
Total interest income	4,449	—	4,449

Interest Expense
Deposits	919		919
Note payable	1		1
Total interest expense	920	—	920

Net interest income	3,529	—	3,529

Provision for Credit Losses	138	—	138

Net interest income after provision for credit losses	3,391	—	3,391

Non-Interest Income
Service charges on deposit accounts	297		297
Gains on mortgage loans sold	136		136
Gains on sales of securities available for sale—net	12		12
Bank owned life insurance income	82		82
Other	122		122
Total non-interest income	649	—	649

Non-Interest Expense
Salaries and employee benefits	1,771	132	1,903
Occupancy and equipment	458		458
Other	801		801
Total non-interest expenses	3,030	132	3,162

Income before income taxes	1,010	(132)	878

Income Taxes	318	(44)	274

Net income	$692	$(88)	$604
Earnings Per Share
Basic	$0.31	$(0.04)	$0.27
Diluted	0.30	(0.04)	0.26

Average Shares
Basic	2,207,339	—	2,207,339
Diluted	2,281,204	—	2,281,204

Consolidated Statement of Condition

Summary of Restatement Impacts

Nine Months Ending September 30, 2004

(in thousands, except per share data)

As of September 30, 2004	As Reported	Adjustments	As Restated
Assets
Cash and due from banks	$2,430		2,430
Interest bearing deposits at other financial institutions	9,152		9,152
Securities available for sale	37,689		37,689
Federal Home Loan Bank and Federal Reserve Bank Stock, at cost	731		731
Loans held for sale	172		172

Loans	116,608		116,608
Allowance for credit losses	1,300		1,300
Net Loans	115,308		115,308

Premises and equipment	6,290		6,290
Foreclosed real estate	0		—
Accrued interest receivable	710		710
Bank owned life insurance	3,783		3,783
Other Assets	289	215	504

Total assets	$176,554	$215	176,769

Liabilities
Deposits:
Demand, non-interest bearing	$29,901		29,901
Savings	72,575		72,575
Time	54,670		54,670
Total Deposits	157,146	—	157,146

Accrued interest payable	174		174
Note payable	32		32
Other liabilities	530	638	1,168

Total liabilities	157,882	638	158,520

Commitments and Contingencies	—		—

Shareholders’ Equity
Common stock (no par value); authorized 10,500,000 shares; issued and outstanding: 2004 - 2,249,768; 2003 - 2,176,677	1,125		1,125
Additional paid-in capital	10,559		10,559
Retained earnings	6,935	(421)	6,514
Accumulated other comprehensive income	53		53
Total shareholders’ equity	18,672	(421)	18,251

Total liabilities and shareholders’ equity	$176,554	$217	176,771

Consolidated Statements of Income

Summary of Restatement Impacts

Nine Months Ending September 30, 2004

(in thousands, except per share data)

For the nine months ending September 30, 2004	As Reported	Adjustments	As Restated
Interest Income
Loans	$5,955		$5,955
Deposits in banks	97		97
Investment income:
Taxable	802		802
Tax exempt	6		6
Dividends on stock	22		22
Total interest income	6,882	—	6,882

Interest Expense
Deposits	1,411		1,411
Note payable	2		2
Total interest expense	1,413	—	1,413

Net interest income	5,469	—	5,469

Provision for Credit Losses	207	—	207

Net interest income after provision for credit losses	5,262	—	5,262

Non-Interest Income
Service charges on deposit accounts	448		448
Gains on mortgage loans sold	196		196
Gains on sales of securities available for sale—net	14		14
Bank owned life insurance income	122		122
Other	202		202
Total non-interest income	982	—	982

Non-Interest Expense
Salaries and employee benefits	2,742	198	2,940
Occupancy and equipment	683		683
Other	1,139		1,139
Total non-interest expenses	4,564	198	4,762

Income before income taxes	1,680	(198)	1,482

Income Taxes	529	(67)	462

Net income	$1,151	$(131)	$1,020

Earnings Per Share
Basic	$0.52	$(0.06)	$0.46
Diluted	0.50	(0.06)	0.44

Average Shares
Basic	2,221,638	—	2,221,638
Diluted	2,295,654	—	2,295,654

Item 9.01 Financial Statements and Exhibits

(a) (b) Financial Statements and Information

N/A

(c)	Exhibits

7.01	Correspondence from independent accountant regarding non-reliance on a previously issued audit report or completed interim review.

10.1	Agreement With Respect To Supplemental Compensation Agreement Among Mountain Bank Holding Company, Mt. Rainier National Bank, and Sheila M. Brumley

10.2	Agreement With Respect To Supplemental Compensation Agreement Among Mountain Bank Holding Company, Mt. Rainier National Bank, and Steve W. Moergeli

10.3	Agreement With Respect To Supplemental Compensation Agreement Among Mountain Bank Holding Company, Mt. Rainier National Bank, and Sterlin Franks

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2005

Mountain Bank Holding Company

/s/ Roy T. Brooks
Roy T. Brooks
President and CEO

/s/ Sheila M. Brumley
Sheila M. Brumley
Senior Vice President and CFO